--------------------------------------------------------------------------------

INVESTMENT ADVISER              Value Line, Inc.
                                220 East 42nd Street
                                New York, NY 10017-5891

DISTRIBUTOR                     Value Line Securities, Inc.
                                220 East 42nd Street
                                New York, NY 10017-5891

CUSTODIAN BANK                  State Street Bank and Trust
                                Co.
                                225 Franklin Street
                                Boston, MA 02110

SHAREHOLDER SERVICING AGENT     State Street Bank and Trust
                                 Co.
                                c/o NFDS
                                P.O. Box 419729
                                Kansas City, MO 64141-6729

INDEPENDENT                     Price Waterhouse LLP
ACCOUNTANTS                     1177 Avenue of the Americas
                                New York, NY 10036-2798

LEGAL COUNSEL                   Peter D. Lowenstein, Esq.
                                Two Greenwich Plaza, Suite 100
                                Greenwich, CT 06830

BOARD OF DIRECTORS              Jean Bernhard Buttner
                                John W. Chandler
                                Leo R. Futia
                                Charles E. Reed
                                Paul Craig Roberts
                                Nancy-Beth Sheerr

OFFICERS                        Jean Bernhard Buttner
                                CHAIRMAN AND PRESIDENT
                                David T. Henigson
                                VICE PRESIDENT,
                                SECRETARY/TREASURER
                                Charles Heebner
                                VICE PRESIDENT
                                Milton Schlein
                                VICE PRESIDENT
                                Jack M. Houston
                                ASSISTANT SECRETARY/TREASURER
                                Stephen La Rosa
                                ASSISTANT SECRETARY/TREASURER

         THIS REPORT IS ISSUED FOR INFORMATION OF SHAREHOLDERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND (OBTAINABLE FROM THE DISTRIBUTOR).

                                                                       VLFO89196

                      ------------------------------------

                                 ANNUAL  REPORT
                      ------------------------------------
                                AUGUST 31, 1996
                    ----------------------------------------

                                   VALUE LINE
                                U.S. GOVERNMENT
                                   SECURITIES
                                   FUND, INC.

                                     [LOGO]

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

                                                          TO OUR VALUE LINE U.S.
-------------------------------------------

TO OUR SHAREHOLDERS:

When we last wrote to you in March, we noted that throughout most of the first half of the Fund's 1996 fiscal year (the period between August 31, 1995 and February 29, 1996), interest rates on long-term U.S. Treasury bonds were generally falling. That reflected a low rate of inflation and a strong, but not overheated, economy. Rates were up modestly between February and August, however, (the fiscal year ended August 31, 1996) as investors started to worry about inflation and the probable response of the Federal Reserve. The Fed did, indeed, raise short-term interest rates a bit last January 31. Investors also took note of the federal budget problems and the uncertainties created by the approaching Presidential election. As a result, the prices and yield of long-term bonds ended the fiscal year about where they had started. Many observers expected the Fed to nudge short-term rates up again last September, but it did not oblige. As a result, bond prices gathered strength in September. The Lehman Brothers Government Bond Index rose 2.4% in that month. Some expect that the Fed will still tighten after the November elections. But even though short rates may rise a bit, Value Line believes that the probable moderation of the rate of growth in the economy and the lessening of inflationary pressures make it likely that long-term rates will fluctuate only about one-half percentage point from their present level of just under 7%. (See the accompanying Economic Observation insert.)

FUND PERFORMANCE

The Fund continues to be managed with the objective of providing the highest possible income consistent with safety of capital and the avoidance of significant market risk. To do so, the Fund maintains a mix of U.S. Treasury and Agency bonds and bonds secured by mortgages guaranteed by government agencies. One beneficial effect of this strategy was evident in the latest fiscal year when total dividends of 77 CENTS per share were paid versus 70 CENTS in the previous year. In addition, the Fund's mortgage-backed securities are typically less volatile in price than ordinary bonds, providing some insulation from market risk as interest rates fluctuate. They also normally offer higher yields than do U.S. Treasury bonds.

In the latest fiscal year, the Fund provided a total return (change in asset value plus income) of 3.06%. The corresponding returns for 5 and 10 years were 5.08% and 7.00%, respectively. The Lehman Brothers Government Bond Index, mentioned above, was 6,175 at fiscal year-end versus 6,108 a year earlier, a gain of only 1.1%. (And bear in mind that the Index makes no allowance for management costs.) Moreover, this return was achieved with less than market risk, since month-to-month changes in the Fund's asset value per share were typically narrower than the change in the Index.

LOOKING AHEAD

The Fund's management intends to maintain the mix of government and agency bonds and mortgage-backed securities. As of fiscal year-end, U.S. Treasury bonds accounted for about 15% of the Fund's assets, agencies, 13%, and mortgage-backed bonds, 64%. (The remaining 8% is in cash and equivalents.) We believe this mix will enable the Fund to keep providing good income without undue risk.

We strongly recommend that Fund holders reinvest all distributions to reap the advantages of compound interest. (Most fundholders do so.) At 7%, for example, a $10,000 investment doubles in 10 years. Income alone would have amounted to only $7,000. The advantages of compounding become even more pronounced over longer time periods. And the Fund's return is enhanced by its "no-load" feature. That means there is no sales charge and your entire investment goes to work at once. This strategy is especially suitable for providing for a long-term goal, such as education or retirement. We suggest fundholders ask their tax counsel for advice on setting up tax deferred IRAs for such purposes. The tax deferral

--------------------------------------------------------------------------------

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

GOVERNMENT SECURITIES FUND SHAREHOLDERS
-------------------------------------------

feature increases the return since the portion of the annual income that would normally go to the tax collector continues to keep working for you for many years.

We appreciate your confidence. We look forward to continuing to meet your investment needs in the future.

                Sincerely,

                                                       /s/ Jean Bernhard Buttner

                CHAIRMAN AND PRESIDENT

October 27, 1996

ECONOMIC OBSERVATIONS

Things continue to move along smoothly on the economic front, with the majority of government and private-sector reports still indicating moderate, albeit broad-based, growth. For example, recent figures show that retail spending and industrial activity strengthened over the course of the summer, while factory-use levels and auto sales remained quite high. Meanwhile, the housing market continues to be resilient, in spite of higher mortgage rates, while healthy employment growth is still helping to underpin consumer confidence.

Moreover, we don't see any marked changes in the economic trend over the final months of the year, with a probable deceleration in growth during the next several quarters not likely to be the opening salvo in a full-blown recession. Our feeling is that unless the Federal Reserve, which opted to hold the line on short-term interest rates in late September, decides to shift gears and tighten the monetary reins aggressively after the November Presidential election, the long business expansion will persist through at least 1997, although probably at a more deliberate pace.

The danger, though, is that at some point we could get too much of a good thing, namely a sharper economic slowdown than desired--or even a contraction in business activity. True, such a turn of events would sustain the positive news on inflation (and that would likely help the bond market). On the other hand, an economic downturn would probably prove to be the undoing of the corporate profit uptrend, and thus perhaps bring to a close the bull market in equities.

PERFORMANCE DATA:*

                                                     GROWTH OF
                                                     AN ASSUMED       AVERAGE
                                                     INVESTMENT    ANNUAL TOTAL
                                                     OF $10,000       RETURN
                                                    ------------   -------------
 1 year ended 6/30/96.............................    $10,380          3.80%
 5 years ended 6/30/96............................    $13,245          5.78%
10 years ended 6/30/96............................    $20,203          7.29%

* THE AVERAGE ANNUAL TOTAL RETURN FOR THE ONE, FIVE AND 10 YEAR PERIODS ENDED AUGUST 31, 1996, WERE 3.06%, 5.08% AND 7.00%, RESPECTIVELY. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURN AND GROWTH OF AN ASSUMED INVESTMENT OF $10,000 INCLUDE DIVIDENDS REINVESTED AND CAPITAL GAINS DISTRIBUTIONS ACCEPTED IN SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST.

--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

-------------------------------------------

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
  VALUE LINE U.S. GOVERNMENT SECURITIES FUND, THE LEHMAN AGGREGATE BOND INDEX,
                      AND THE LEHMAN GOVERNMENT BOND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 VALUE LINE
             U.S. Government Fund     Lehman Government Bond    Lehman Aggregate Bond
9/86                       10,000                     10,000                   10,000
11/86                      10,268                     10,094                   10,185
2/87                       10,495                     10,293                   10,439
5/87                       10,227                      9,937                   10,068
8/87                       10,336                      9,976                   10,144
11/87                      10,530                     10,213                   10,364
2/88                       11,102                     10,789                   11,003
5/88                       11,093                     10,543                   10,768
8/88                       11,271                     10,724                   10,999
11/88                      11,569                     11,019                   11,321
2/89                       11,611                     11,111                   11,413
5/89                       12,081                     11,688                   12,010
8/89                       12,464                     12,125                   12,451
11/89                      12,815                     12,614                   12,950
2/90                       12,867                     12,481                   12,867
5/90                       13,167                     12,713                   13,137
8/90                       13,472                     12,897                   13,351
11/90                      13,995                     13,527                   13,926
2/91                       14,515                     13,963                   14,440
5/91                       14,843                     14,244                   14,783
8/91                       15,353                     14,726                   15,305
11/91                      15,955                     15,318                   15,933
2/92                       16,320                     15,655                   16,289
5/92                       16,611                     15,950                   16,622
8/92                       17,366                     16,741                   17,368
11/92                      17,310                     16,704                   17,345
2/93                       18,122                     17,693                   18,273
5/93                       18,445                     17,869                   18,501
8/93                       19,289                     18,787                   19,274
11/93                      19,245                     18,723                   19,234
2/94                       19,273                     18,649                   19,259
5/94                       17,703                     18,063                   18,632
8/94                       17,771                     18,357                   18,984
11/94                      17,184                     18,051                   18,646
2/95                       17,897                     18,897                   19,602
5/95                       18,794                     20,041                   20,771
8/95                       19,081                     20,357                   21,129
11/95                      19,576                     21,192                   21,935
2/96                       19,661                     21,183                   22,002
5/96                       19,449                     20,837                   21,682
8/96                       19,665                     21,111                   21,996

The ten-year period covered by this graph is from August 31, 1986 to August 31,
                                     1996.

--------------------------------------------------------------------------------

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS                                          AUGUST 31, 1996
-------------------------------------------

 PRINCIPAL                                                                                  MATURITY
   AMOUNT                                                                     COUPON          DATE          VALUE
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (15.0%)
$ 11,000,000  U.S. Treasury Notes.........................................       7.75%        1/31/00    $11,378,125
   6,000,000  U.S. Treasury Notes.........................................       7.13         2/29/00      6,095,616
  11,000,000  U.S. Treasury Bonds.........................................      14.25         2/15/02     14,722,796
------------                                                                                             -----------

  28,000,000  TOTAL U.S. TREASURY OBLIGATIONS (COST $32,852,656).....................................     32,196,537
------------                                                                                             -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS (77.2%)
              FEDERAL NATIONAL MORTGAGE ASSOCIATION (42.4%)
   7,000,000  Federal National Mortgage Association Notes.................       5.30        12/10/98      6,814,843
  14,000,000  Federal National Mortgage Association Notes.................       9.05         4/10/00     14,982,114
   5,000,000  Federal National Mortgage Association Notes.................       5.44         1/24/01      4,728,400
   1,000,000  Federal National Mortgage Association Notes.................       6.05         3/12/01        963,412
   7,000,000  Federal National Mortgage Association Notes.................       6.16         4/03/01      6,798,526
   6,000,000  Federal National Mortgage Association Notes.................       5.80         2/22/06      5,422,278
   5,000,000  Federal National Mortgage Association Notes.................       6.63         3/21/06      4,796,785
   5,877,673  Federal National Mortgage Association REMIC Trust
                93-59 K...................................................       6.00        12/25/07      5,630,629
   7,157,899  Federal National Mortgage Association REMIC Trust
                95-23 G...................................................       6.50         6/25/08      6,524,876
   8,961,470  Federal National Mortgage Association MBS Pool #250387......       7.00        10/01/10      8,794,509
   9,790,000  Federal National Mortgage Association REMIC Trust 1992-202
                G.........................................................       7.50        12/25/18      9,591,145
   4,819,539  Federal National Mortgage Association REMIC Trust
                1994-43 G.................................................       6.50         5/25/22      4,183,962
   5,560,000  Federal National Mortgage Association REMIC Trust
                1993-122 C................................................       6.50         2/25/23      4,858,050
   7,000,000  Federal National Mortgage Association REMIC Trust
 -----------    1995-WI A6................................................       8.10(1)      4/25/25      7,083,125
                                                                                                         -----------

  94,166,581  TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $93,376,877).........................     91,172,654
------------                                                                                             -----------

              FEDERAL HOME LOAN MORTGAGE CORPORATION (20.2%)
   5,000,000  Federal Home Loan Mortgage Corporation......................       6.97         3/15/06      4,814,235
   6,565,888  Federal Home Loan Mortgage Corporation 1679 A...............       5.25         9/15/06      6,376,094
   4,878,150  Federal Home Loan Mortgage Corporation 1564 SG..............       8.11(1)(2)   8/15/08      3,658,613
   1,491,854  Federal Home Loan Mortgage Corporation 1587 SH..............       8.50(1)(2)  10/15/08      1,316,561

--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS
-------------------------------------------

 PRINCIPAL                                                                                  MATURITY
   AMOUNT                                                                     COUPON          DATE          VALUE
--------------------------------------------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION (CONT.)
$ 14,540,183  Federal Home Loan Mortgage Corporation 1853 D...............       7.00%       12/15/20    $14,390,550
   7,000,000  Federal Home Loan Mortgage Corporation 1133 H...............       7.00         9/15/21      6,650,000
   6,115,250  Federal Home Loan Mortgage Corporation 1853 E...............       7.00         1/15/22      5,784,647
   1,114,304  Federal Home Loan Mortgage Corporation 1560 AD..............       7.00(3)      3/15/23        398,713
------------                                                                                             -----------

  46,705,629  TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
 -----------    (COST $43,994,306)...................................................................     43,389,413
                                                                                                         -----------

              FEDERAL HOME LOAN BANK (5.9%)
   5,000,000  Federal Home Loan Bank Notes................................       6.53        11/20/00      4,899,100
   8,000,000  Federal Home Loan Bank Notes................................       6.00         1/24/01      7,692,744
------------                                                                                             -----------

  13,000,000  TOTAL FEDERAL HOME LOAN BANK (COST $12,772,055)........................................     12,591,844
------------                                                                                             -----------

              TENNESSEE VALLEY AUTHORITY (4.6%)
  10,000,000  Tennessee Valley Authority 1995 Series "B"..................       6.24        07/15/45      9,784,480
------------                                                                                             -----------

  10,000,000  TOTAL TENNESSEE VALLEY AUTHORITY (COST $9,958,240).....................................      9,784,480
------------                                                                                             -----------

              RESOLUTION TRUST CORPORATION SECURITIES (2.3%)
   5,000,000  Resolution Trust Corporation 1992-5 A-6.....................       9.24         5/25/26      5,050,000
------------                                                                                             -----------

   5,000,000  TOTAL RESOLUTION TRUST CORPORATION (COST $5,081,250)...................................      5,050,000
------------                                                                                             -----------

              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.8%)
   3,960,393  Government National Mortgage Association Project Loan Pool
 -----------    #262847...................................................      10.25         9/15/23      3,955,442
                                                                                                         -----------

   3,960,393  TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 -----------    (COST $4,032,148)....................................................................      3,955,442
                                                                                                         -----------

 172,832,603  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $169,214,876)...........................    165,943,833
------------                                                                                             -----------

 200,832,603  TOTAL INVESTMENT SECURITIES (92.2%) (COST $202,067,532)................................    198,140,370
------------                                                                                             -----------

--------------------------------------------------------------------------------

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

                                                                 AUGUST 31, 1996
-------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                             VALUE
---------------------------------------------------------------------------------------------------------------
                                      REPURCHASE AGREEMENT (3.4%) (INCLUDING ACCRUED INTEREST)
$7,200,000   Collateralized by $6,930,000 U.S. Treasury Notes 7.875% due 11/15/99,
----------     with a value of $7,370,210, (with Morgan Stanley & Co., Inc., 5.20%,
               dated 8/30/96, due 9/3/96, delivery value $7,204,160)...........................      $7,202,080
                                                                                                 --------------

EXCESS OF CASH AND OTHER ASSETS OVER LIABILITIES (4.4%)........................................       9,547,044
                                                                                                 --------------

NET ASSETS (100.0%)............................................................................  $  214,889,494
                                                                                                 --------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER OUTSTANDING SHARE
  ($214,889,494  DIVIDED BY 19,803,917 SHARES OF CAPITAL STOCK OUTSTANDING)....................  $        10.85
                                                                                                 --------------

(1)RESETS MONTHLY. RATE DISCLOSED IS THAT IN EFFECT ON 8/31/96

(2)INVERSE FLOATER--FLOATING RATE MORTGAGE BACKED SECURITY WHOSE INTEREST RATE RESETS IN THE OPPOSITE DIRECTION OF MARKET RATE OF INTEREST TO WHICH THE INVERSE FLOATER IS INDEXED. AN INVERSE FLOATER MAY BE CONSIDERED TO BE LEVERAGED TO THE EXTENT THAT ITS INTEREST RATE VARIES BY A MAGNITUDE THAT EXCEEDS THE MAGNITUDE OF THE CHANGE IN THE INDEX RATE OF INTEREST.

(3)INTEREST-ONLY CMO. PRINCIPAL REPRESENTS NOTIONAL AMOUNT.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

AT AUGUST 31, 1996

------------------------------------------------------------------------

ASSETS:
Investment securities at value
  (Cost--$202,067,532)................  $198,140,370
Repurchase agreement
  (Cost--$7,202,080)..................     7,202,080
Cash..................................       147,641
Receivable for securities sold........     7,330,238
Interest receivable...................     2,360,384
Receivable for capital shares sold....        69,911
                                        ------------
    TOTAL ASSETS......................   215,250,624
                                        ------------

LIABILITIES:
Payable for capital shares
  repurchased.........................       165,130
Accrued expenses:
  Advisory fee........................        92,779
  Other...............................       103,221
                                        ------------
    TOTAL LIABILITIES.................       361,130
                                        ------------
NET ASSETS:...........................  $214,889,494
                                        ------------

NET ASSETS CONSIST OF:
Capital Stock, at $1 par value
  (authorized 100,000,000 outstanding
  19,803,917 shares)..................  $ 19,803,917
Additional paid-in capital............   248,765,431
Undistributed investment income-net...     2,767,033
Accumulated net realized loss on
  investments.........................   (52,519,725)
Unrealized net depreciation of
  investments.........................    (3,927,162)
                                        ------------
NET ASSETS............................  $214,889,494
                                        ------------

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER OUTSTANDING
  SHARE
  ($214,889,494 DIVIDED BY 19,803,917
  SHARES OUTSTANDING).................  $      10.85
                                        ------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1996

INVESTMENT INCOME:
Interest income........................  $17,267,030
                                         -----------

EXPENSES:
Advisory fee...........................    1,170,848
Transfer agent fees....................      126,565
Auditing and legal fees................       49,781
Postage................................       39,340
Printing and stationery................       31,659
Custodian fees.........................       28,278
Registration and filing fees...........       24,012
Telephone and wire charges.............       21,238
Insurance, dues and other..............       15,417
Directors' fees and expenses...........       11,794
                                         -----------
    Total Expenses Before Expense
     Offset............................    1,518,932
    Less: Expense Offset...............       (2,316)
                                         -----------
    Net Expenses.......................    1,516,616
                                         -----------
Investment Income--Net.................   15,750,414
                                         -----------

REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS--NET:
  Realized Loss--Net...................   (4,133,643)
  Change in Unrealized Appreciation
   (Depreciation)......................   (3,938,964)
                                         -----------
NET REALIZED LOSS AND CHANGE IN NET
  UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS........   (8,072,607)
                                         -----------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS...........................  $ 7,677,807
                                         -----------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1996 AND 1995
------------------------------------------------------------------------

                                                                                     1996           1995
                                                                                 ---------------------------
OPERATIONS:
  Investment income--net.......................................................  $ 15,750,414   $ 18,671,894
  Realized loss on investments--net............................................    (4,133,643)   (21,392,006)
  Change in unrealized appreciation (depreciation).............................    (3,938,964)    20,178,999
                                                                                 ---------------------------
  Net increase in net assets from operations...................................     7,677,807     17,458,887
                                                                                 ---------------------------

DIVIDENDS TO SHAREHOLDERS:
  Investment income--net.......................................................   (16,270,938)   (18,519,083)
                                                                                 ---------------------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares.................................................    30,038,363     24,282,328
  Proceeds from reinvestment of distributions to shareholders..................    12,860,558     14,937,817
  Cost of shares repurchased...................................................   (75,420,076)  (121,634,092)
                                                                                 ---------------------------
  Decrease from capital share transactions.....................................   (32,521,155)   (82,413,947)
                                                                                 ---------------------------

TOTAL DECREASE.................................................................   (41,114,286)   (83,474,143)

NET ASSETS:
  Beginning of year............................................................   256,003,780    339,477,923
                                                                                 ---------------------------
  End of year..................................................................  $214,889,494   $256,003,780
                                                                                 ---------------------------

UNDISTRIBUTED INVESTMENT INCOME--NET, AT END OF YEAR...........................  $  2,767,033   $  3,287,557
                                                                                 ---------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.SIGNIFICANT ACCOUNTING POLICIES

Value Line U.S. Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is to obtain maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.

The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) SECURITY VALUATION. Where market maker quotations are readily available, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices, or when stock exchange valuations are used, at the latest quoted sale price as of the close of business of the New York Stock Exchange on the valuation date. The Fund values mortgage-backed securities other than GNMA's (Government National Mortgage Association) on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytic data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiation between the parties in a sales transaction. The values for GNMA's and agency debentures are determined on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Other assets and securities for which market valuations are not readily available will be valued at fair value as the Board of Directors may determine in good faith.

(B) REPURCHASE AGREEMENTS. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act, and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities transactions are determined using the identified cost method and interest income is accrued as earned. In computing net investment income, the Fund amortizes premiums and discounts on securities owned. The Fund

--------------------------------------------------------------------------------

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

                                                                 AUGUST 31, 1996
-------------------------------------------

purchases stripped mortgage-backed securities at premiums and discounts. The Fund amortizes such premiums on interest-only securities using the yield-to-maturity method. Cash is received based on the stated coupon rate and interest income is earned based on the security's effective yield-to-maturity. When the Fund purchases principal-only securities, although no interest payments are received, the discounts are accrued using the yield-to-maturity method based on the effective yield-to-maturity of the security.

2.CAPITAL SHARE TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS

Transactions in capital stock were as follows:

                                              1996         1995
                                           ------------------------
Shares sold.............................    2,709,711     2,227,119
Shares issued to shareholders in
  reinvestment of dividends.............    1,162,193     1,377,208
                                           ------------------------
                                            3,871,904     3,604,327
Shares repurchased......................   (6,765,764)  (11,213,352)
                                           ------------------------
Net decrease............................   (2,893,860)   (7,609,025)
                                           ------------------------
Dividends per share.....................   $      .77   $       .70
                                           ------------------------

Dividends and distributions to shareholders are recorded on the ex-dividend date.

On September 19, 1996 the Fund's Board of Directors declared a quarterly dividend from net investment income of $.18 per share payable on September 27, 1996 to shareholders of record on September 25, 1996.

3.PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                             1996
                                                         ------------
PURCHASES:
U.S. Treasury Obligations..............................  $ 35,045,547
U.S. Government Agency Obligations and Other Investment
  Securities...........................................   305,954,825
                                                         ------------
                                                         $341,000,372
                                                         ------------
SALES AND REDEMPTIONS:
U.S. Treasury Obligations..............................  $ 40,928,515
U.S. Government Agency Obligations and Other Investment
  Securities...........................................   325,358,969
                                                         ------------
                                                         $366,287,484
                                                         ------------

At August 31, 1996, the aggregate cost of investment securities and short-term investments for Federal income tax purposes was $209,269,612. The aggregate appreciation and depreciation of investments at August 31, 1996, based on a comparison of investment values and their costs for Federal income tax purposes, is $25,304 and $3,952,466 respectively, resulting in a net depreciation of $3,927,162.

For Federal income tax purposes, the Fund had a net capital loss carryover at August 31, 1996 of approximately $40,236,070 which will expire in the year 2003 and $8,976,511 which will expire in the year 2004. Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer losses of approximately $3,308,000. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.INVESTMENT ADVISORY CONTRACT, MANAGEMENT FEES AND
  TRANSACTIONS WITH AFFILIATES

An advisory fee of $1,170,848 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the year ended August 31, 1996. This was computed at the rate of 1/2 of 1% of the Fund's average daily net assets during the year and was paid monthly.

The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses. If the aggregate expenses of the Fund, other than taxes, interest, brokerage commissions and extraordinary expenses, exceed the expense limitation imposed by any state in which the Fund sells its shares, the advisory fee will be reduced by the amount of such excess, or the amount of such excess will be refunded. No such reimbursement was required for the year ended August 31, 1996. During the year ended August 31, 1996, the Fund paid the Adviser $2,880 for printing services.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan at August 31, 1996 owned 796,700 shares of the Fund's capital stock, representing 4.0% of the outstanding shares. In addition, officers and directors owned 206,157 shares, representing 1.0% of the outstanding shares.

--------------------------------------------------------------------------------

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                     YEAR ENDED AUGUST 31,
                                                 -------------------------------------------------------------
                                                   1996         1995         1994         1993         1992
                                                 -------------------------------------------------------------

Net asset value, beginning of year............     $11.28       $11.20       $13.44       $13.06       $12.39
                                                 -------------------------------------------------------------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS:
      Net investment income...................        .77          .74          .82          .93          .88
      Net gains or losses on securities
        (both realized and unrealized)........       (.43)         .04        (1.80)         .44          .68
                                                 -------------------------------------------------------------
      Total income (loss) from investment
      operations..............................        .34          .78         (.98)        1.37         1.56
                                                 -------------------------------------------------------------

   LESS DISTRIBUTIONS:
      Dividends from net investment
         income...............................       (.77)        (.70)        (.93)        (.89)        (.89)
      Distributions from capital gains........         --           --         (.33)        (.10)          --
                                                 -------------------------------------------------------------
   Total distributions........................       (.77)        (.70)       (1.26)        (.99)        (.89)
                                                 -------------------------------------------------------------
Net asset value, end of year..................     $10.85       $11.28       $11.20       $13.44       $13.06
                                                 -------------------------------------------------------------
Total return..................................       3.06%        7.37%       (7.87%)      11.07%       13.11%
                                                 -------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)........   $214,889     $256,004     $339,478     $456,711     $424,330
Ratio of operating expenses to average net
  assets......................................        .65%         .66%         .63%         .61%         .64%
Ratio of net investment income
  to average net assets.......................       6.74%        6.58%        6.58%        7.29%        7.47%
Portfolio turnover rate.......................        158%         193%         100%         169%         130%

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

                                               REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE
VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Line U.S. Government Securities Fund, Inc. (the "Fund") at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York

October 17, 1996

--------------------------------------------------------------------------------

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

                         THE VALUE LINE FAMILY OF FUNDS

--------------------------------------------------------------------------------

1950--THE VALUE LINE FUND seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--THE VALUE LINE INCOME FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--THE VALUE LINE SPECIAL SITUATIONS FUND seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations." No consideration is given to achieving current income.

1972--VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--THE VALUE LINE CASH FUND, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value of its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--VALUE LINE CENTURION FUND* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income securities.

1987--VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with maximum income exempt from New York State, New York City, and federal income taxes while avoiding undue risk to principal.

1987--VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST* invests in stocks, bonds, and cash equivalents according to computer-trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1992--VALUE LINE INTERMEDIATE BOND FUND seeks high current income consistent with low volatility of principal by investing primarily in a diversified portfolio of investment-grade debt securities.

1993--VALUE LINE SMALL-CAP GROWTH FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--VALUE LINE ASSETS ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds, and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--VALUE LINE U.S. MULTINATIONAL COMPANY FUND'S investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* ONLY AVAILABLE THROUGH THE PURCHASE OF THE GUARDIAN INVESTOR, A TAX-DEFERRED, VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017-5891, OR CALL 1-800-223-0818, 24
HOURS A DAY, 7 DAYS A WEEK. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------